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EnSync Energy Adjourns 2017 Annual Meeting

Meeting to Reconvene at 10:00 a.m. CST on December 19, 2017

MILWAUKEE, November 15, 2017 -- EnSync, Inc. (NYSE American: ESNC), dba EnSync Energy Systems (the “Company” or “EnSync Energy”), a leading developer of innovative distributed energy resources (DERs), today announced that its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) scheduled for and convened on November 14, 2017, was adjourned to allow additional time for the shareholders to vote on the proposals set forth in the Company's proxy statement filed with the Securities and Exchange Commission ("SEC").

The Annual Meeting has been adjourned to 10:00 a.m. local time on Tuesday, December 19, 2017, at the Company's corporate headquarters at N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051 to allow additional time for the shareholders to vote on the proposals set forth in the Company's proxy statement filed with the SEC.

During the period of the adjournment, the Company will continue to solicit proxies from its shareholders with respect to the proposals set forth in the Company's proxy statement. Only shareholders of record on the record date September 27, 2017, are entitled to and are being requested to vote. If a shareholder has previously submitted its proxy card and does not wish to change its vote, no further action is required by such shareholder.

WE STRONGLY ENCOURAGE YOU TO VOTE YOUR SHARES TODAY.

The Company encourages all shareholders who have not yet voted to do so. Regardless of the number of shares you own, it is important that they be represented at the meeting. Your vote matters to us and we need your support. Please vote your shares now so that your vote can be counted without delay.

About EnSync Energy Systems

EnSync, Inc. (NYSE American: ESNC), dba EnSync Energy Systems (EnSync Energy), is creating the future of electricity with innovative distributed energy resource (DER) systems and internet of energy (IOE) control platforms. EnSync Energy ensures the most cost-effective and resilient electricity, delivered from an electrical infrastructure that prioritizes the use of all available resources, such as renewables, energy storage and the utility grid. As project developer, EnSync Energy's distinctive engagement methodology encompasses load analysis, system design consulting, and technical and financial modeling to ensure energy systems are sized and optimized to meet our customers' objectives for value and performance. Proprietary direct current (DC) power control hardware, energy management software, and extensive experience with numerous energy storage technologies uniquely positions EnSync Energy to deliver fully integrated systems that provide for efficient design, procurement, commissioning, and ongoing operation. EnSync Energy's IOE control platform adapts easily to ever-changing generation and load variables, as well as changes in utility prices and programs, ensuring the means to make or save money behind-the-meter, while concurrently providing utilities the opportunity to use DERs for an array of grid enhancing services. In addition to direct system sales, EnSync Energy includes power purchase agreements (PPAs) in its portfolio of offerings, which enables electricity savings for customers and provides a stable financial yield for investors. EnSync Energy is a global corporation, with joint venture Meineng Energy in AnHui, China, and energy project development subsidiary Holu Energy LLC in Hawaii, and DCfusion LLC, a power system engineering and design, consultancy and policy firm. For more information, visit www.ensync.com.

Additional Information and Where to Find It

This communication may be deemed to be a solicitation of proxies in respect of the transactions described in the definitive proxy statement filed by the Company with U.S. Securities and Exchange Commission (SEC) on October 5, 2017 (the “Proxy Statement”). The Proxy Statement was sent or given to the shareholders of the Company on or about October 5, 2017 and contains important information about the transactions described therein and other related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION. The Proxy Statement and other relevant materials and other documents filed by the Company with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. In addition, security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting Lytham Partners at (602) 889-9700 or by going to the Company's Investor Relations page on its corporate website at www.ensync.com.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions described in the Proxy Statement filed by the Company with SEC on October 5, 2017. Information regarding the Company's directors and executive officers is available in its Annual Report on Form 10-K for the year ended June 30, 2017, which was filed with the SEC on September 27, 2017, as well as the Proxy Statement. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding project completion timelines, our ability to monetize our PPA assets, statements regarding the sufficiency of our capital resources, expected operating losses, expected revenues, expected expenses and our expectations concerning our business strategy, Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our historical and anticipated future operation losses and our ability to continue as a going concern; our ability to raise the necessary capital to fund our operations and the risk of dilution to shareholders from capital raising transactions; our ability to successfully commercialize new products, including our Matrix® Energy Management, DER FlexTM, DER SupermoduleTM, and AgileTM Hybrid Storage Systems; our ability to lower our costs and increase our margins; our product, customer and geographic concentration, and lack of revenue diversification; the length and variability of our sales cycle; our dependence on governmental mandates and the availability of rebates, tax credits and other economic incentives related to alternative energy resources and the regulatory treatment of third-party owned solar energy systems; and the other risks and uncertainties described in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our most recently filed Annual Report on Form 10-K and our subsequently filed Quarterly Report(s) on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Investor Relations Contact:

Lytham Partners, LLC

Robert Blum, Joseph Diaz, or Joe Dorame
(602) 889-9700

EnSync Media Contact:

Michelle Montague

(262) 735-5676